UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On July 26, 2017, State Street Corporation issued a news release announcing its results of operations for the second-quarter of 2017. Copies of that news release and accompanying second-quarter 2017 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.01.    Regulation FD.
On July 26, 2017, State Street Corporation made available a slide presentation providing highlights of State Street's second-quarter 2017 results of operations and related information as of June 30, 2017, which is being made available in connection with a July 26, 2017 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
State Street Corporation's news release dated July 26, 2017, announcing its second-quarter 2017 results of operations and accompanying second-quarter 2017 financial information addendum are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference in Item 2.02 hereof; and a slide presentation providing highlights of State Street's second-quarter 2017 results of operations and related information as of June 30, 2017, which is being made available in connection with a July 26, 2017 investor conference call, is furnished herewith as Exhibit 99.3 and is incorporated by reference in Item 7.01 hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ SEAN P. NEWTH
		Name:	Sean P. Newth
		Title:	Senior Vice President, Chief Accounting Officer and Controller
Date:	July 26, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	State Street's news release dated July 26, 2017, announcing its second-quarter 2017 results of operations (this Exhibit 99.1 is furnished, not filed)
99.2	State Street's second-quarter 2017 financial information addendum (this Exhibit 99.2 is furnished, not filed)
99.3	Slide presentation providing highlights of State Street's second-quarter 2017 results of operations and related information as of June 30, 2017 (this Exhibit 99.3 is furnished, not filed)